Exhibit 99.1

MOR-1	UNITED STATES BANKRUPTCY COURT
CASE NAME: Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.		PETITION DATE:	3/8/2015
CASE NUMBER: 15-10336, 15-10337, 15-10338		DISTRICT OF TEXAS:	Western District
PROPOSED PLAN DATE: 8/20/2015		DIVISION:	Austin, TX

MONTHLY OPERATING REPORT SUMMARY: July 2015

MONTH	March	April	May	June	July
REVENUES (MOR-6)	1,480,932	1,555,902	1,757,039	1,882,578	-197,777	0.00
INCOME BEFORE INT; DEPREC./TAX (MOR-6)	-1,895,084	-2,056,316	-1,201,815	-1,361,591	-1,257,839	0.00
NET INCOME (LOSS) (MOR-6)	-4,005,651	-3,956,990	-3,102,284	-3,270,159	-148,722,719	0.00
PAYMENTS TO INSIDERS (MOR-9)	132,323	132,323	132,323	132,323	184,528	0.00
PAYMENTS TO PROFESSIONALS (MOR-9)	155,574	647,939	253,402	1,328,680	1,298,770	0.00

TOTAL DISBURSEMENTS (MOR-7)	2,011,362	3,029,927	2,477,842	3,345,222	11,673,095	0.00

***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

CIRCLE ONE
REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE		EXP. DATE	Are all accounts receivable being collected within terms?		No
CASUALTY	YES (X) NO ( )	03-03-2016	Are all post-petition liabilities, including taxes, being paid within terms?		No
LIABILITY	YES (X) NO ( )	10-31-2015	Have anypre-petition liabilities been paid?		No
VEHICLE	YES (X) NO ( )	01-15-2016	If so, describe:	Certain payments were made pursuant to First Day Orders
WORKER’S	YES (X) NO ( )	03-03-2016	Are all funds received being deposited into DIP bank accounts?		No
OTHER	YES (X) NO ( )	02-01-2016	Were any assets disposed of outside the normal course of business?	Yes
If so, describe
			Are all U.S. Trustee Quarterly Fee Payments current?		No

What is the status of your Plan of Reorganization?	The Debtors filed a Plan of Reorganization on 8/20/15

ATTORNEY NAME:	Kenric Kattner	I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.
FIRM NAME:	HaynesBoone
ADDRESS:	1221 McKinney St
ste 2100
CITY, STATE, ZIP:	Houston, TX 77010	SIGNED X	TITLE:	Chief Restructuring Officer
TELEPHONE/FAX:	713 547-2518	(ORIGINAL SIGNATURE)
		Donald R. Martin		8/25/2015
MOR-1		(PRINT NAME OF SIGNATORY)		DATE

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH* May 2015	MONTH* June 2015	MONTH* July 2015	MONTH
CURRENT ASSETS
Cash	$1,486,590	$2,928,419	$1,363,035	$1,503,615	$862,437	$13,888,978
Accounts Receivable, Net	$2,658,690	$2,518,985	$2,832,217	$3,170,218	$3,356,014	$187,050
Inventory: Lower of Cost or Market	$0	$0	$0	$0	$0	$0
Prepayments and other current assets	$2,230,279	$2,132,489	$1,807,853	$1,513,038	$1,220,306	$588,144
Investments	$0	$0	$0	$0	$0	$0
Other	$0	$0	$0	$0	$0	$0

TOTAL CURRENT ASSETS	$6,375,559	$7,579,893	$6,003,105	$6,186,871	$5,438,757	$14,664,172	$0

PROPERTY, PLANT & EQUIP. @ COST	$309,570,864	$309,894,751	$309,813,772	$310,036,043	$310,218,276	$130,470
Less Accumulated Depreciation	($121,044,287)	($121,828,545)	($122,431,539)	($123,005,437)	($123,611,656)	$0
NET BOOK VALUE OF PP & E	$188,526,577	$188,066,206	$187,382,233	$187,030,606	$186,606,620	$130,470	$0
OTHER ASSETS
1. Deferred Financing Costs	$866,738	$787,317	$707,896	$628,475	$549,054	$469,633

2. Other Assets	$2,254,125	$2,254,136	$2,254,136	$2,254,159	$2,254,159	$0

TOTAL ASSETS	$198,022,999	$198,687,552	$196,347,370	$196,100,111	$194,848,590	$15,264,275	$0

*	Per unaudited financial statements prepared by management

MOR-2

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNER’S EQUITY	FILING DATE* March 8, 2015	MONTH* March 2015	MONTH* April 2015	MONTH* May 2015	MONTH* June 2015	MONTH* July 2015	MONTH
LIABILITIES
POST-PETITION LIABILITIES (MOR-4)		3,693,160	4,381,306.40	5,713,119	5,876,008	1,202,634.88
PRE-PETITION LIABILITIES
Notes Payable - Secured	111,689,964	112,466,917	113,215,215	114,025,145	114,797,406	114,814,064.12
Priority Debt	0	0	0	0	0	0.00
Federal Income Tax	0	0	0	0	0	0.00
FICA/Withholding	0	0	0	0	0	0.00
Unsecured Debt	16,514,901	16,599,095	16,480,870	16,873,376	17,630,167	13,753,325
Other	22,548,485	22,744,889	22,941,293	23,160,767	23,361,754	1,771,596.00

TOTAL PRE-PETITION LIABILITIES	150,753,350	151,810,900	152,637,378	154,059,287	155,789,327	130,338,985	0

TOTAL LIABILITIES	150,753,350	155,504,061	157,018,684	159,772,406	161,665,335	131,541,620	0

OWNER’S EQUITY (DEFICIT)
COMMON STOCK	74,009	74,009	74,009	74,009	74,009	74,009.00
TREASURY STOCK	(339,790)	(339,790)	(339,790)	(339,790)	(339,790)	(339,790)
ADDITIONAL PAID-IN CAPITAL	180,653,012	180,572,505	180,674,690	180,775,993	180,877,296	180,163,821.00
RETAINED EARNINGS	(133,117,582)	(137,123,233)	(141,080,223)	(144,182,507)	(147,452,666)	(296,175,385)

TOTAL OWNER’S EQUITY (NET WORTH)	47,269,649	43,183,491	39,328,686	36,327,705	33,158,849	(116,277,345)	0

TOTAL LIABILITIES & OWNERS EQUITY	198,022,999	$198,687,552	$196,347,370	$196,100,111	194,824,184	15,264,275	0

*	Per unaudited financial statements prepared by management.

MOR-3

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

SCHEDULE OF POST-PETITION LIABILITIES

	MONTH	MONTH	MONTH	MONTH	MONTH
	March 2015	April 2015	May 2015	June 2015	July 2015	MONTH
TRADE ACCOUNTS PAYABLE	682,803	972,956	294,632	93,251	93,250.85
TAX PAYABLE
Federal Payroll Taxes	0.00	0.00	0.00	0.00	0.00
State Payroll Taxes	0.00	0.00	0.00	0.00	0.00
Ad Valorem Taxes	0.00	0.00	0.00	0.00	0.00
Other Taxes	0.00	0.00	0.00	0.00	0.00

TOTAL TAXES PAYABLE	0.00	0.00	0.00	0.00	0.00

SECURED DEBT POST-PETITION	3,000,000	3,000,000	3,960,000	4,670,000	0.00
ACCRUED INTEREST PAYABLE	10,357	17,711	21,174	27,779	0.00
ACCRUED PROFESSIONAL FEES (1)	0.00	390,640	1,437,312	1,084,978	1,109,384
OTHER ACCRUED LIABILITIES
1.
2.
3.

TOTAL POST-PETITION LIABILITIES (MOR-3)	$3,693,160	$4,381,306	$5,713,119	$5,876,008	$1,202,635

(1)	Reflects accrued but unpaid professional fees; payment requires court approval

MOR-4

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

AGING OF POST-PETITION LIABILITIES
MONTH	July 2015

DAYS	TOTAL	TRADE ACCOUNTS (1)(2)	FEDERAL TAXES	STATE TAXES	AD VALOREM, OTHER TAXES	OTHER
0-30	-268,344	-268,344	0	0	0	0
31-60	188,806	188,806	0	0	0	0
61-90	105,697	105,697	0	0	0	0
91+	67,092	67,092	0	0	0	0

TOTAL	$93,251	$93,251	$0	$0	$0	$0

AGING OF ACCOUNTS RECEIVABLE (3)
MONTH	March 2015	April 2015	May 2015	June 2015	July 2015
0-30 DAYS	-52,353	101,472	97,083	126,493	78,310.20
31-60 DAYS	133,772	-49,058	26,421	16,347	18,910.94
61-90 DAYS	2,493	122,674	18,044	25,726	6,147.10
91+ DAYS	25,398	26,494	58,442	71,227	96,802.68

TOTAL	$109,310	$201,581	$199,990	$239,793	$200,171	$0

(1)	Accrued and unpaid professional fees not included; see MOR-9
(2)	0-30 day aging represents a contra-account balance to be netted out of Accounts Receivable for Shoreline Southeast LLC
(3)	Dune’s Accounts Receivable accounts do not represent any Oil and Gas production that has not been sold.

MOR-5

CASE NAME:	Dune Energy, Inc.
CASE NUMBER:	15-10336

STATEMENT OF INCOME (LOSS)

	MONTH	MONTH	MONTH	MONTH	MONTH		FILING TO
	March 2015	April 2015	May 2015	June 2015	July 2015	MONTH	DATE
REVENUES (MOR-1)	0	0	0	0	0		0

TOTAL COST OF REVENUES	0	0	0	0	0		0

GROSS PROFIT	0	0	0	0	0	0	0
OPERATING EXPENSES:
Selling & Marketing	0	0	0	0	0		0
General & Administrative	0	325	0	0	325		650
Other	0	0	0	0	0		0

TOTAL OPERATING EXPENSES	0	325	0	0	325	0	650

INCOME BEFORE INT, DEPR/TAX (MOR-1)	0	-325	0	0	-325	0	-650
INTEREST EXPENSE	1,045,868	1,017,007	1,052,797	1,023,131	1,064,808		5,203,611
DEPRECIATION	0	0	0	0	0		0
OTHER (INCOME) EXPENSE*	79,421	79,421	79,421	79,421	79,421		397,105
OTHER ITEMS	0	0	0	0	0		0

TOTAL INT, DEPR & OTHER ITEMS	1,125,289	1,096,428	1,132,218	1,102,552	1,144,229	0	5,600,716

NET INCOME BEFORE TAXES	-1,125,289	-1,096,753	-1,132,218	-1,102,552	-1,144,554	0	-5,601,366
FEDERAL INCOME TAXES							0
NET INCOME (LOSS) (MOR-1)	($1,125,289)	($1,096,753)	($1,132,218)	($1,102,552)	($1,144,554)	0	($5,601,366)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Amortization of deferred financing costs

MOR-6

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

STATEMENT OF INCOME (LOSS)

	MONTH	MONTH	MONTH	MONTH	MONTH		FILING TO
	March 2015	April 2015	May 2015	June 2015	July 2015	MONTH	DATE
REVENUES (MOR-1)	0	0	0	0	0		0

TOTAL COST OF REVENUES	0	0	0	0	0		0

GROSS PROFIT	0	0	0	0	0	0	0
OPERATING EXPENSES:
Selling & Marketing	0	0	0	0	0		0
General & Administrative	975,044	1,044,356	720,955	864,037	749,593		4,353,985
Other	0	0	0	0	0		0

TOTAL OPERATING EXPENSES	975,044	1,044,356	720,955	864,037	749,593	0	4,353,985

INCOME BEFORE INT, DEPR/TAX (MOR-1)	-975,044	-1,044,356	-720,955	-864,037	-749,593	0	-4,353,985
INTEREST EXPENSE	0	0	0	0	0		0
DEPRECIATION	0	4,848	4,079	-24,308	0		-15,381
OTHER (INCOME) EXPENSE	-11	0	-6,107	-638	-12,163		-18,919
OTHER ITEMS	0	0	0	0	0		0

TOTAL INT, DEPR & OTHER ITEMS	-11	4,848	-2,028	-24,946	-12,163	0	-34,300

NET INCOME BEFORE TAXES	-975,033	-1,049,204	-718,927	-839,091	-737,430	0	-4,319,685
FEDERAL INCOME TAXES	0	0	0	0	0		0
NET INCOME (LOSS) (MOR-1)	($975,033)	($1,049,204)	($718,927)	-839,091	-737,430	0	($4,319,685)

Accrual Accounting Required, Otherwise Footnote with Explanation.

MOR-6

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

STATEMENT OF INCOME (LOSS)

	MONTH	MONTH	MONTH	MONTH	MONTH		FILING TO
	March 2015	April 2015	May 2015	June 2015	July 2015	MONTH	DATE
REVENUES (MOR-1)	1,480,932	1,555,902	1,757,039	1,882,578	-197,777.00		6,478,674

TOTAL COST OF REVENUES	1,425,928	1,523,179	1,526,373	1,516,094	426,774.00		6,418,348

GROSS PROFIT	55,004	32,723	230,666	366,484	228,997	0	913,874
OPERATING EXPENSES:
Selling & Marketing	0	0	0	0	0		0
General & Administrative	975,044	1,044,358	711,526	864,038	736,918		4,331,884
Other	0	0	0	0	0		0

TOTAL OPERATING EXPENSES	975,044	1,044,358	711,526	864,038	736,918	0	4,331,884

INCOME BEFORE INT, DEPR/TAX (MOR-1)	-920,040	-1,011,635	-480,860	-497,554	-507,921	0	-3,418,010
INTEREST EXPENSE	0	0	0	0	0		0
DEPRECIATION	788,885	602,994	573,898	634,558	4,030		2,604,365
OTHER (INCOME) EXPENSE*	0	0	-23		146,313,816		146,313,793
OTHER ITEMS**	196,404	196,404	196,404	196,404	14,968		800,584

TOTAL INT, DEPR & OTHER ITEMS	985,289	799,398	770,279	830,962	146,332,814	0	149,718,742

NET INCOME BEFORE TAXES	-1,905,329	-1,811,033	-1,251,139	-1,328,516	-146,840,735	0	-153,136,752
FEDERAL INCOME TAXES	0	0	0	0	0		0
NET INCOME (LOSS) (MOR-1)	($1,905,329)	($1,811,033)	($1,251,139)	($1,328,516)	($146,840,735)	0	($153,136,752)

Accrual Accounting Required, Otherwise Footnote with Explanation.

*	Loss on sale of oil and gas properties
**	Accretion of Asset Retirement Obligations

MOR-6

CASE NAME:	Dune Energy, Inc.
CASE NUMBER:	15-10336

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH July 2015	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$0	$0	$0	$0	$0	$0	$0
RECEIPTS:
2. CASH SALES	$0	$0	$0	$0	$0		$0
3. COLLECTION OF ACCOUNTS RECEIVABLE	$0	$0	$0	$0	$0		$0
4. LOANS & ADVANCES (attach list)	$0	$0	$0	$0	$0		$0
5. SALE OF ASSETS	$0	$0	$0	$0	$0		$0
6. OTHER (attach list)	$0	$0	$0	$0	$0		$0

TOTAL RECEIPTS	$0	$0	$0	$0	$0	$0	$0

DISBURSEMENTS:
7. NET PAYROLL	$0	$0	$0	$0	$0		$0
8. PAYROLL TAXES PAID	$0	$0	$0	$0	$0		$0
9. SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0	$0		$0
10. SECURED/RENTAL/LEASES	$0	$0	$0	$0	$0		$0
11. UTILITIES & TELEPHONE	$0	$0	$0	$0	$0		$0
12. INSURANCE	$0	$0	$0	$0	$0		$0
13. INVENTORY PURCHASES	$0	$0	$0	$0	$0		$0
14. VEHICLE EXPENSES	$0	$0	$0	$0	$0		$0
15. TRAVEL & ENTERTAINMENT	$0	$0	$0	$0	$0		$0
16. REPAIRS, MAINTENANCE & SUPPLIES	$0	$0	$0	$0	$0		$0
17. ADMINISTRATIVE & SELLING	$0	$0	$0	$0	$0		$0
18. OTHER (attach list)	$0	$0	$0	$0	$0		$0

TOTAL DISBURSEMENTS FROM OPERATIONS	$0	$0	$0	$0	$0	$0	$0

19. PROFESSIONAL FEES	$0	$0	$0	$0	$0		$0
20. U.S. TRUSTEE FEES	$0	$0	$0	$0	$0		$0
21. OTHER REORGANIZATION EXPENSES (attach list)	$0	$0	$0	$0	$0		$0

TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0	$0	$0

22. NET CASH FLOW	$0	$0	$0	$0	$0	$0	$0
23. CASH - END OF MONTH (MOR-2)	$0	$0	$0	$0	$0	$0	$0

MOR-7

CASE NAME:	Dune Operating Company
CASE NUMBER:	15-10337

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH July 2015	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$171,197	$2,928,419	$1,363,035	$1,503,615	$862,437	$0	$171,197
RECEIPTS:
2. CASH SALES	1,768,583	1,460,543	1,642,422	1,994,044	2,254,833		9,120,425
3. COLLECTION OF ACCOUNTS RECEIVABLE	0	0	0	0	0		0
4. LOANS & ADVANCES (attach list)	3,000,000	0	960,000	710,000	3,140,000		7,810,000
5. SALE OF ASSETS	0	4,000	16,000	0	19,304,802		19,324,802
6. OTHER (attach list)	0	0	0	0	0		0

TOTAL RECEIPTS	4,768,583	1,464,543	2,618,422	2,704,044	24,699,636	0	36,255,227

DISBURSEMENTS:
7. NET PAYROLL	459,120	454,227	490,510	398,431	651,697		2,453,984
8. PAYROLL TAXES PAID	0	0	0	0	0		0
9. SALES, USE & OTHER TAXES PAID	320,326	150,566	105,211	190,872	373,866		1,140,841
10. SECURED/RENTAL/LEASES	0	0	0	0	7,810,000		7,810,000
11. UTILITIES & TELEPHONE	0	0	0	0	0		0
12. INSURANCE	267,688	355,633	250,572	168,980	247,419		1,290,292
13. INVENTORY PURCHASES	0	0	0	0	0		0
14. VEHICLE EXPENSES	0	0	0	0	0		0
15. TRAVEL & ENTERTAINMENT	0	0	0	0	0		0
16. REPAIRS, MAINTENANCE & SUPPLIES	48,177	948,606	810,078	705,112	962,643		3,474,616
17. REVENUES & ROYALTIES	614,927	231,720	362,841	326,068	0		1,535,556
18. ADMINISTRATIVE & SELLING	33,722	207,255	194,828	206,376	254,821		897,002
19. OTHER (attach list)	0	0	0	0	0		0

TOTAL DISBURSEMENTS FROM OPERATIONS	1,743,960	2,348,006	2,214,040	1,995,839	10,300,445	0	18,602,290

20. PROFESSIONAL FEES	155,574	647,939	253,402	1,328,680	1,298,770		3,684,365
21. U.S. TRUSTEE FEES	0	0	10,400	0	13,650		24,050
22. OTHER REORGANIZATION EXPENSES	111,827	33,981	0	20,702	60,231		226,741

TOTAL DISBURSEMENTS	2,011,362	3,029,927	2,477,842	3,345,222	11,673,095	0	22,537,446

23. NET CASH FLOW	2,757,222	-1,565,384	140,580	-641,178	13,026,541	0	13,717,781
24. CASH - END OF MONTH (MOR-2)	2,928,419	1,363,035	1,503,615	862,437	13,888,978	0	20,546,484

MOR-7

CASE NAME:	Dune Properties, Inc.
CASE NUMBER:	15-10338

CASH RECEIPTS AND DISBURSEMENTS	MONTH March 2015	MONTH April 2015	MONTH May 2015	MONTH June 2015	MONTH July 2015	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$0	$0	$0	$0	$0	$0	$0
RECEIPTS:
2. CASH SALES	$0	$0	$0	$0	$0		$0
3. COLLECTION OF ACCOUNTS RECEIVABLE	$0	$0	$0	$0	$0		$0
4. LOANS & ADVANCES (attach list)	$0	$0	$0	$0	$0		$0
5. SALE OF ASSETS	$0	$0	$0	$0	$0		$0
6. OTHER (attach list)	$0	$0	$0	$0	$0		$0

TOTAL RECEIPTS	$0	$0	$0	$0	$0	$0	$0

DISBURSEMENTS:
7. NET PAYROLL	$0	$0	$0	$0	$0		$0
8. PAYROLL TAXES PAID	$0	$0	$0	$0	$0		$0
9. SALES, USE & OTHER TAXES PAID	$0	$0	$0	$0	$0		$0
10. SECURED/RENTAL/LEASES	$0	$0	$0	$0	$0		$0
11. UTILITIES & TELEPHONE	$0	$0	$0	$0	$0		$0
12. INSURANCE	$0	$0	$0	$0	$0		$0
13. INVENTORY PURCHASES	$0	$0	$0	$0	$0		$0
14. VEHICLE EXPENSES	$0	$0	$0	$0	$0		$0
15. TRAVEL & ENTERTAINMENT	$0	$0	$0	$0	$0		$0
16. REPAIRS, MAINTENANCE & SUPPLIES	$0	$0	$0	$0	$0		$0
17. ADMINISTRATIVE & SELLING	$0	$0	$0	$0	$0		$0
18. OTHER (attach list)	$0	$0	$0	$0	$0		$0

TOTAL DISBURSEMENTS FROM OPERATIONS	$0	$0	$0	$0	$0	$0	$0

19. PROFESSIONAL FEES	$0	$0	$0	$0	$0		$0
20. U.S. TRUSTEE FEES	$0	$0	$0	$0	$0		$0
21. OTHER REORGANIZATION EXPENSES (attach list)	$0	$0	$0	$0	$0		$0

TOTAL DISBURSEMENTS	$0	$0	$0	$0	$0	$0	$0

22. NET CASH FLOW	$0	$0	$0	$0	$0	$0	$0
23. CASH - END OF MONTH (MOR-2)	$0	$0	$0	$0	$0	$0	$0

MOR-7

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

CASH ACCOUNT RECONCILIATION

MONTH OF July 2015

BANK NAME	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	BMO Harris Bank	Petty Cash	Prosperity Bank	BBVA Compass Bank	BBVA Compass Bank
ACCOUNT NUMBER	#2175	#2456	#2209	#2227	#2217	#2191	#2183	N/A	#5266	#0599	#9028

ACCOUNT TYPE	OPERATING	SALE PROCEEDS CASH	CASH CALL	ADE. ASSURANCE	INSURANCE	REVENUE	PAYABLE - ZBA ACCT	PETTY CASH	REVENUE	REVENUE	INSURANCE	TOTAL
BANK BALANCE	$3,236,781	$11,462,773	$—	$15,000	$13,318	$335,195	$—	$400	$—	$—	$—	$15,063,468
DEPOSITS IN TRANSIT	$4,431	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$4,431
OUTSTANDING CHECKS	$—	$—	$—	$—	$8,887	$105,956	$1,064,078	$—	$—	$—	$—	$1,178,922
ADJUSTED BANK BALANCE	$3,241,212	$11,462,773	$—	$15,000	$4,431	$229,239	$(1,064,078)	$400	$—	$—	$—	$13,888,977
BEGINNING CASH - PER BOOKS	$1,239,972	$—	$—	$15,000	$8,418	$269,782	$(662,876)	$400	$—	$159	$(8,418)	$862,436
RECEIPTS	$5,394,833	$19,304,802	$—	$—	$—	$—	$—	$—	$—	$—	$—	$24,699,636
TRANSFERS OUT OF ACCOUNT	$(2,708,187)	$—	$—	$—	$(8,418)	$—	$—	$—	$—	$(159)	$—	$(2,716,764)
TRANSFERS INTO ACCOUNT	$—	$—	$—	$—	$44,026	$530,996	$2,133,323	$—	$—	$—	$8,418	$2,716,764
CHECKS/OTHER DISBURSEMENTS (1)	$(685,406)	$(7,842,029)	$—	$—	$(39,596)	$(571,539)	$(2,534,525)	$—	$—	$—	$—	$(11,673,095)
ENDING CASH - PER BOOKS	$3,241,212	$11,462,773	$—	$15,000	$4,431	$229,239	$(1,064,078)	$400	$—	$—	$—	$13,888,977

(1)	includes voided checks

MOR-8

CASE NAME:	Dune Energy, Inc., Dune Operating Company, Dune Properties, Inc.
CASE NUMBER:	15-10336, 15-10337, 15-10338

PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals.

Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary).

	MONTH	MONTH	MONTH	MONTH	MONTH
INSIDERS: NAME/COMP TYPE	March 2015	April 2015	May 2015	June 2015	July 2015*	MONTH
1. James A Watt/ Salary, 401k, vacation	48,583	48,583	48,583	48,583	71,369
2. Frank T. Smith/ Salary, 401k & vacation	29,062	29,062	29,062	29,062	47,753
3. Hal L. Bettis/ Salary, 401k & vacation	29,062	29,062	29,062	29,062	34,467
4. Richard H. Mourglia/ Salary, 401k & vacation	25,617	25,617	25,617	25,617	30,939
5.
6.

TOTAL INSIDERS (MOR-1)	132,323	132,323	132,323	132,323	184,528	0

	MONTH	MONTH	MONTH	MONTH	MONTH
PROFESSIONALS	March 2015	April 2015	May 2015	June 2015	July 2015	MONTH
1. Holland and Knight	20,000	0	0	0	0
2. Mayer Brown, LLP	135,574	0	249,090	81,644	92,247
3. FTI Consulting	0	159,480	0	47,217	116,488
4. CTMI, LLC	0	12,500	0	0	12,500
5. Donald Martin	0	55,234	0	137,994	118,449
6. Deloitte CRG	0	129,074	0	250,813	232,544
7. Haynes and Boone	0	226,439	0	606,308	486,022
8. Prime Clerk	0	65,212	4,312	59,549	31,319
9. Parkman Whaling	0	0	0	40,000	50,000
10. McKool Smith	0	0	0	80,264	134,250
11. Conway Mackenzie	0	0	0	24,892	24,951

TOTAL PROFESSIONALS (MOR-1)	155,574	647,939	253,402	1,328,680	1,298,770	0

*	compensation includes payment of accrued but not used Paid Time Off

MOR-9